Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (“Agreement”) is entered into as of July 24, 2023, by and between PHOENIX CAPITAL GROUP HOLDINGS, LLC, a Delaware limited liability company (the “Debtor”) and AMARILLO NATIONAL BANK, a national banking association (the “Secured Party”). Debtor hereby agrees with Secured Party as follows:

Recitals:

A. Debtor and Phoenix Operating, LLC, a Delaware limited liability company (collectively, the “Borrower”) are presently indebted to Secured Party pursuant to the terms and conditions of a July 24, 2023 Commercial Credit Agreement entered into by and between Borrower and Secured Party (as amended, the “Credit Agreement”) and as set forth in, among other things, a July 24, 2023 $30,000,000.00 Promissory Note (Operating Loan) executed by Borrower and made payable to Secured Party’s order (along with any renewal, extension, or restatement thereof, the “Operating Note”). The Operating Note and all modifications, extensions and renewals thereto (including without limitation, (1) modifications, extensions or renewals at a different rate of interest, or (2) deferrals or accelerations of the required principal payment dates or interest payment dates or both, in whole or in part), however evidenced, are collectively referred to herein as the “Promissory Note”).

B. It is a condition of Secured Party’s financial accommodations provided to Borrower under the Credit Agreement and Promissory Note, for Debtor to enter this Agreement. To induce Secured Party to extend such financial accommodations to Borrower under the Credit Agreement and Promissory Note, Debtor desires to pledge, grant, transfer, and assign to Secured Party a security interest in and against the Collateral (as hereinafter defined) to secure payment and performance of the Indebtedness (as hereinafter defined), as provided herein.

C. Debtor is granting the liens, security interests, and encumbrances set forth herein as a condition of Secured Party’s extension of credit to Borrower pursuant to the Credit Agreement and as evidenced by the Promissory Note.

Accordingly, Debtor and Secured Party, in consideration of the premises, the credit to be extended hereunder, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Definitions. Capitalized terms used and not specifically defined herein shall have the meanings given to such terms in the Credit Agreement or other “Loan Documents” (as defined in the Credit Agreement), or as defined in the Texas Business and Commerce Code if not defined in the Credit Agreement or other Loan Documents. In addition to the terms defined in the Recitals to this Agreement, for purposes of this Agreement the following terms have the respective meanings set forth below:

“Collateral” means all assets of Debtor, including but not limited to all right, title and interest of Debtor in and to all the following property:

(a)	all Inventory;

(b)

all Equipment including without limitation all “Operating Equipment” including without limitation all surface or subsurface machinery, equipment, facilities, supplies or other property of whatsoever kind or nature (excluding drilling rigs, trucks, automotive equipment or other property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on any of the mineral interests, oil and gas properties, and leases that are described with particularity in the Mortgages (the “Mineral Interests”) which are useful for the production, treatment, storage or transportation of Hydrocarbons, including, but not limited to, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities. The term does not include any items incorporated into realty or structures or improvements located therein or thereon in such a manner that they no longer remain personalty under applicable state law. “Fixture Operating Equipment” means any of the above-described items which, as a result of being affixed to realty or structures or improvements located therein or thereon with the intent that they remain there permanently, constitute fixtures under applicable state law;

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(c)	all As-extracted collateral;

(d)	all Accounts and accounts receivables and including all of Debtor’s rights to payment of any monetary obligation;

(e)

all contract rights (including without limitation all “Production Sale Contracts” that is, all contracts now in effect or hereafter entered into by Debtor or Debtor’s predecessors in title for the sale, purchase, and exchange or processing of Hydrocarbons produced from the Mineral Interests), chattel paper, electronic chattel paper and software, commercial tort claims, deposit accounts, letter of credit rights, documents, instruments, general intangibles, intellectual property, and payment intangibles;

(f)

all instruments, notes, notes receivable, documents, documents of title, certificates of title, policies and certificates of insurance, securities, deposits, cash and other property which are now or may hereafter be in the possession of or deposited with Secured Party, or which are otherwise assigned to Secured Party, or as to which Secured Party may now or hereafter control possession by documents of title or otherwise;

(g)	all bank accounts and deposits of Debtor;

(h)

all “Personalty Collateral” of Debtor that is, all non-Fixture Operating Equipment, all Hydrocarbons severed and extracted from or attributable to the Mineral Interests, all accounts and general intangibles attributable to the Mineral Interests, all operating agreements, all Production Sale Contracts, all of Debtor’s right, title and interest in any funds attributable to any pending or threatened litigation involving the Mineral Interests where such funds are as a result of settlement, and all of Debtor’s contract rights of any nature relating to the Mineral Interests. Proceeds of the Personalty Collateral are also covered, but this should not be construed to mean that Secured Party consents to Debtor’s sale of any of the Personalty Collateral other than the Hydrocarbons severed and extracted from or attributable to the Mineral Interests; and

(i)

all substitutions, accessions, additions, parts, accessories, attachments, replacements, Proceeds and products of, for and to any and all of the foregoing, including, without limitation, any and all insurance and tort proceeds, and any and all such substitutions, accessions, additions, parts, accessories, attachments, replacements, Proceeds and products in the form of any of the property described or referenced in (a) through (h) above, whether now or hereafter owned, existing, created, arising or acquired.

wherever located and whether now existing or hereafter arising or acquired, and (1) all moneys, securities and other property and the Proceeds thereof, now held or hereafter received by, or in transit to, the Secured Party from or for Debtor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including without limitation, all of Debtor’s deposit accounts, credits and balances with the Secured Party; and (2) all books records and other property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any and all of the property referred to above and all other assets now owned or hereafter acquired by Debtor and other pledgors as further described in the Security Documents and any other Loan Documents (the foregoing described collateral, together with any other property which may now or hereafter secure the Indebtedness or any part thereof, is sometimes herein called the “Collateral”). The Secured Party shall have all of the rights of a secured party with respect to the Collateral under the Texas Business and Commerce Code and other applicable laws.

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“Indebtedness” means all of the following: (a) the payment of the Promissory Note and all interest, late charges, prepayment premium, interest rate swap or hedge expenses (if any), reimbursement obligations, and other indebtedness evidenced by or owing under this Agreement, the Promissory Note, the Credit Agreement, or any of the other Loan Documents, and any interest rate swap or hedge agreement now or hereafter entered into between either Borrower and Secured Party, together with any extensions, modifications, renewals or re-financings of any of the foregoing; (b) the performance and observance of the covenants, conditions, agreements, representations, warranties and other liabilities and obligations of Borrower or any other obligor to or benefiting Secured Party which are evidenced or secured by or otherwise provided in this Agreement, the Credit Agreement, the Promissory Note, or any of the other Loan Documents; (c) the reimbursement to Secured Party of any and all sums incurred, expended or advanced by Secured Party pursuant to any term or provision of or constituting additional indebtedness under or secured by this Agreement, the Credit Agreement, the Promissory Note, any of the other Loan Documents or any interest rate agreements, with interest thereon as provided herein or therein, and (d) all other obligations owing under this Agreement, the Credit Agreement, the Promissory Note, or any of the other Loan Documents.

2. Security Interest. As security for the Indebtedness, Debtor, for value received, hereby pledges and grants to Secured Party a continuing security interest in, lien on, and assignment of, the Collateral.

(a)

Cross-Collateralization. Debtor agrees that the Collateral (as defined above), shall secure the payment of the Indebtedness of Debtor described above, and all modifications, extensions, renewals, restatements, consolidations, replacements, and supplements thereof, and shall continue to do so unless and until all Indebtedness is paid in full and otherwise satisfied and all commitments of Secured Party to Debtor are terminated (other than contingent obligations which expressly survive termination of the Loan Documents).

(b)	Intentionally Omitted.

3. Representations and Warranties. In addition to any representations and warranties of Debtor set forth in the Credit Agreement, the Promissory Note, and other Loan Documents, which are incorporated herein by this reference, Debtor hereby represents and warrants the following to Secured Party:

(a)	Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary company action.

(b)	Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is true and correct as of the date made.

(c)

Enforceability. This Agreement and the other Loan Documents (to which Debtor is a party) constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles.

(d)

Ownership and Liens. Debtor has good and indefeasible title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and as otherwise permitted by the Loan Documents. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.

(e)

No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will: (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws, partnership agreement, articles or certificate of organization, or regulations as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

SECURITY AGREEMENT–Page 3 of 12

(f)

Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest, or other charge or encumbrance, except for Subordinate Debt (as defined in the Credit Agreement). This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all certificates, instruments and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party’s security interest hereunder in the Collateral.

4. Affirmative Covenants. In addition to all covenants and agreements of Debtor set forth in the Loan Documents, which are incorporated herein by this reference, Debtor will comply with the covenants contained in this Section 4 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

(a)

Ownership and Liens. Debtor will maintain good and indefeasible title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted herein or by the other Loan Documents, including but not limited to Subordinate Debt. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Debtor will defend at its reasonable expense Secured Party’s right, title and security interest in and to the Collateral against the claims of any third party.

(b)

Further Assurances. Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may reasonably request in order to: (i) perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; (B) executing such documentation as required to enable Secured Party to perfect its security interest against titled vehicles by indication of its security interest on the certificate of title to such vehicle(s); and (C) furnishing to Secured Party, upon Secured Party’s reasonable request, from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

(c)

Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information, provided that Secured Party provides ten (10) day prior written notice to Debtor.

(d)

Payment of Taxes. Debtor: (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof; and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor’s books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party’s written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party

SECURITY AGREEMENT–Page 4 of 12

adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Section 4(d), Secured Party may at its discretion exercise its rights under Section 6(c) at any time after an Event of Default or otherwise after at least ten (10) days prior written notice to Debtor to pay such taxes, assessments, governmental charges, interest, costs and penalties.

(e)	Location of Collateral. Debtor will not move any of the tangible personal property collateral described herein except in the ordinary course of Debtor’s business.

(f)	Insurance:

(i)

Maintenance of Insurance. Debtor will maintain with financially sound and reputable insurers insurance with respect to their properties and businesses against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Debtor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as satisfactory to Secured Party. In addition, all such insurance shall be payable to Secured Party as loss payee. Without limiting the foregoing, Debtor will: (A) keep all of Debtor’s physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100% of the full replacement cost of such property; (B) maintain all such workers’ compensation or similar insurance as may be required by law; and (C) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of Debtor, business interruption insurance, and product liability insurance;

(ii)

Insurance Proceeds. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with an interest having priority in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing, be disbursed to Debtor for direct application by Debtor solely to the repair or replacement of Debtor’s property so damaged or destroyed, and (ii) in all other circumstances, be held by Secured Party as cash collateral for the Indebtedness. Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as Secured Party may reasonably prescribe, for direct application by Debtor solely to the repair or replacement of Debtor’s property so damaged or destroyed, or Secured Party may apply all or any part of such proceeds to the Indebtedness; and

(iii)

Continuation of Insurance. All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to Secured Party. In the event of failure by Debtor to provide and maintain insurance as herein provided, Secured Party may, at its option, provide such insurance and charge the amount thereof to Debtor. Debtor will furnish Secured Party with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

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5. Negative Covenants. Debtor will comply with the covenants contained in this Section 5 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

(a)

Transfer or Encumbrance. Except as permitted by the Loan Documents, Debtor will not: (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, except for sales of inventory in the ordinary course of business; (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party; or (iii) deliver actual or constructive possession of any of the Collateral to any party other than Secured Party.

(b)

Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner materially impair the value or enforceability of Secured Party’s security interest in any Collateral.

(c)

Financing Statement Filings. Debtor recognizes that financing statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its residence or chief executive office, as the case may be. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of: (i) any Collateral; (ii) any records concerning any Collateral; or (iii) Debtor’s chief executive office to a jurisdiction other than as represented herein unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 5(c), Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party’s security interest in the Collateral.

6. Rights of Secured Party. Secured Party shall have the rights contained in this Section 6 at all times during the period of time this Agreement is effective.

(a)

Additional Financing Statements Filings. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

(b)

Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, after the occurrence of an Event of Default and during the continuance thereof, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation: (i) to demand, collect, sue for, recover, compound, receive and give acquittances and receipts for any moneys due and to become due under or in respect of the Collateral; (ii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may reasonably deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

(c)

Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, after at least ten (10) days prior written notice to Debtor unless an Event of Default exists, for which no notice shall be required, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

SECURITY AGREEMENT–Page 6 of 12

7. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section 7.

(a)	Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

(i)	exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

(ii)

require Debtor to, and Debtor hereby agrees that it will at its reasonable expense and upon request of Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(iii)	reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(iv)

sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full (other than contingent obligations which expressly survive termination of the Loan Documents)), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

(v)	buy the Collateral, or any portion thereof, at any public sale;

(vi)

buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

(vii)	apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and

(viii)	at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)

Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

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(c)

Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm’s length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party’s option.

(d)

Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full (other than contingent obligations which expressly survive termination of the Loan Documents), Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor’s liability hereunder or on the Indebtedness to: (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property; (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine; (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness; (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party; and (v) release or substitute any third party.

8. Miscellaneous.

(a)

Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

(b)

Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by: (i) any renewal, extension, increase or modification with respect to the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral; or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

(c)

Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

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(d)

Costs and Expenses. Debtor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses (including without limitation, reasonable attorneys’ fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof.

(e)

Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

(f)	No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Debtor.

(g)

Binding Effect and Assignment. This Agreement: (i) creates a continuing security interest in the Collateral; (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor; and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Debtor’s rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

(h)

Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

(i)

Governing Law; Venue; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue for any suit, action, or proceeding arising from this Agreement shall be in a court of competent jurisdiction located in Potter County, Texas. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT, AND ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

(a)	Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

(b)

Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the matters set forth herein. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

SECURITY AGREEMENT–Page 9 of 12

THIS AGREEMENT AND THE OTHER RELATED LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BY AND BETWEEN DEBTOR AND SECURED PARTY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN DEBTOR AND SECURED PARTY.

(Counterpart signature pages appear on the following pages)

SECURITY AGREEMENT–Page 10 of 12

Debtor’s Counterpart Signature Page

The parties hereto have duly executed this Agreement as of the Effective Date.

DEBTOR:		PHOENIX CAPITAL GROUP HOLDINGS,
LLC, a Delaware limited liability company

	By:	/s/ Lindsey Wilson
Lindsey Wilson, Manager

Address for Notice:
18575 Jamboree Road, Suite 830
Irvine CA 92612
Attn: Curtis Allen

(Counterpart signature pages continue on the following page)

SECURITY AGREEMENT–Page 11 of 12

Secured Party’s Counterpart Signature Page

The parties hereto have duly executed this Agreement as of the Effective Date.

SECURED PARTY:		AMARILLO NATIONAL BANK, a national banking association

	By:	/s/ W. Wade Porter
W. Wade Porter, Executive Vice President

Address for Notice:
P.O. Box 1
Plaza One
Amarillo, Texas 79105

SECURITY AGREEMENT–Page 12 of 12